UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

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    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[X] Soliciting Material Pursuant to ss.240.14a-12


                            ARMSTRONG HOLDINGS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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What is a warrant?

A warrant is a right to purchase a predetermined number of shares of stock of a company in the future at a specified price.

The new warrants proposed in the Plan of Reorganization for Armstrong World Industries, Inc. ("AWI") will have an exercise price equal to 125% of the Equity Value (the agreed upon stock value of reorganized AWI, which will be set forth in the final, Court approved Disclosure Statement for the Plan of Reorganization) and will have a term of 7 years from the effective date of AWI's reorganization. If the stockholders of Armstrong Holdings, Inc. ("AHI"), AWI's indirect parent company, approve the Plan of Liquidation for AHI, AWI's Plan of Reorganization proposes to distribute the warrants to AHI for potential distribution to AHI's stockholders under AHI's Plan of Liquidation. The warrants are expected to have a value of $40-50 million.



Where is the existing common stock of Armstrong Holdings, Inc. ("AHI") currently traded?

The common stock of AHI is now quoted on the OTC (over-the-counter) Bulletin Board ("OTCBB") with the ticker symbol of ACKHQ. The OTCBB is a regulated quotation service that displays real-time quotes, last sale prices, and volume information in OTC equity securities. Information about the OTCBB may be found on the Internet at www.otcbb.com.

AHI's common stock previously had been traded on the New York Stock Exchange ("NYSE") under the ticker symbol ACK until the NYSE determined to suspend its trading following the filing of AWI's Plan of Reorganization.


Where do holders of AKK fit into the Plan of Reorganization?

The claims of holders of AKK bonds as well as ACK08 bonds are treated in Class 6, within the class of unsecured creditors, under the Plan of Reorganization.


When will Armstrong World Industries, Inc. ("AWI") emerge from Chapter 11?

There are a number of steps that must be taken prior to AWI reorganizing and emerging from Chapter 11. These steps include:

- AWI will file with the Court for its approval a proposed Disclosure Statement. In a Chapter 11 case, a disclosure statement is used to solicit votes to accept or reject a Plan. Prior to soliciting votes, the Court must determine that the disclosure statement contains "adequate information" to enable holders of claims to make an informed judgment to accept or reject the Plan.

- The Bankruptcy Court will hold a hearing to determine whether the proposed Disclosure Statement contains "adequate information" and to approve procedures for the solicitation of votes on the Plan.

- If the Court determines that the proposed Disclosure Statement contains "adequate information," the Disclosure Statement and AWI's Plan of Reorganization will be distributed to creditors for voting on the Plan of Reorganization and to other interested parties.

- Creditors with unsecured claims and holders of asbestos personal injury and asbestos property damage claims will then vote on whether to accept or reject AWI's Plan of Reorganization.

- After the solicitation of votes, the Court will hold a hearing to consider confirmation of AWI's Plan of Reorganization.

- If AWI's Plan of Reorganization is confirmed and certain conditions to the Plan becoming effective are satisfied, the Plan of Reorganization will be implemented, and AWI will emerge from Chapter 11.



When will the hearing on the proposed Disclosure Statement for AWI's Plan of Reorganization occur?

The proposed Disclosure Statement for AWI's Plan of Reorganization has not yet been filed with the Court. AWI is continuing to work with the Unsecured Creditors' Committee, the Asbestos Claimants' Committee, and the Future Claimants' Representative to prepare a Disclosure Statement that will be filed with the Court. At this time, we cannot predict when the hearing on the proposed Disclosure Statement will occur.

IMPORTANT INFORMATION
---------------------

In connection with the proposed Plan of Reorganization of Armstrong World Industries, Inc. ("AWI"), the Board of Directors of Armstrong Holdings, Inc. ("AHI") contemplates proposing the dissolution and winding-up of AHI. In that regard, AHI intends to file relevant materials with the U.S. Securities and


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
Exchange Commission ("SEC"), including a proxy or consent solicitation statement with respect to approval by AHI's shareholders of the dissolution of AHI and a plan of liquidation. Because those documents will contain important information, stockholders of AHI are urged to read them, if and when they become available. When filed with the SEC, they will be available for free at the SEC's website, www.sec.gov. AHI stockholders will receive information at an appropriate time on how to obtain documents related to such matters for free from AHI. Such documents are not currently available.

Directors and executive officers of AHI and its subsidiaries may be deemed to be participants in AHI's solicitation of proxies or consents from its stockholders in connection with this matter. Information about such directors and executive officers and their respective stock ownership and other interests is set forth in AHI's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. Participants in AHI's solicitation may also be deemed to include various directors, executive officers and other persons:

Directors: H. Jesse Arnelle, Van C. Campbell, Judith R. Haberkorn, John A. Krol, Michael D. Lockhart, James E. Marley, Ruth M. Owades, M. Edward Sellers, Jerre
L. Stead

Officers: Matthew J. Angello, Leonard A. Campanaro, Chan W. Galbato, Gerard L. Glenn, David E. Gordon, Michael D. Lockhart, Debra L. Miller, John N. Rigas, William C. Rodruan, Stephen J. Senkowski, Barry M. Sullivan, April L. Thornton

As of the date of this communication, none of these participants individually beneficially owns more than 1% of AHI's common stock. Except as disclosed above, to the knowledge of AHI, none of these persons has any interest, direct or indirect, by security holdings or otherwise, in AHI. Stockholders will be able to obtain additional information regarding the interests of the participants by reading the proxy or consent solicitation statement of AHI if and when it becomes available.








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